UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2021

MONTES ARCHIMEDES ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-39597	85-1830874
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

724 Oak Grove Ave., Suite 130 Menlo Park, CA	94025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 384-6558

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one warrant	MAACU	The Nasdaq Stock Market LLC

Shares of Class A common stock included as part of the units	MAAC	The Nasdaq Stock Market LLC

Warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	MAACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 12, 2021, the staff of the Securities and Exchange Commission (the “SEC”) released a public statement entitled “Staff Statement on Accounting and Reporting Considerations for Warrants issued by Special Purpose Acquisition Companies” (“SPACs”) (the “Public Statement”). In the Public Statement, the SEC staff expressed its view that certain terms and conditions common to SPAC warrants may require the warrants to be classified as liabilities on the SPAC’s balance sheet as opposed to equity. Montes Archimedes Acquisition Corp. (the “Company” or “MAAC”) had previously classified its previously issued warrants (collectively, the “warrants”) as equity. For a full description of the Company’s warrants, please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, which was originally filed with the SEC on March 22, 2021 (the “10-K”).

On May 11, 2021, the Audit Committee of the Board of Directors of the Company (“Audit Committee”), based on the recommendation of and after consulting with the Company’s management, determined that the Company’s audited balance sheet dated October 6, 2020 and its audited financial statements for the year ended December 31, 2020 (together, the “Affected Financial Statements”) should no longer be relied upon due to changes required to reclassify the warrants as liabilities to align with the guidance set forth in the Public Statement. Similarly, investor presentations or other communications describing the Affected Financial Statements should no longer be relied upon. Following consideration of the guidance in the Public Statement, the Company concluded that the warrants do not meet the conditions to be classified in equity and instead, the warrants meet the definition of a derivative under Accounting Standards Codification (“ASC”) Subtopic 815-40, pursuant to which the Company should record the warrants as liabilities on its balance sheet. The Company has discussed this approach with its independent registered public accounting firm, Marcum LLP, and intends to file an amendment to its 10-K, reflecting this reclassification of the warrants (the “Amended 10-K”). The Company is working diligently with an independent valuation expert to finalize the valuation of the warrants and file the Amended 10-K as soon as practicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: May 13, 2021

MONTES ARCHIMEDES ACQUISITION CORP.

By:	/s/ Maria C. Walker
	Name:	Maria C. Walker
	Title:	Chief Financial Officer

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